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                                                                    EXHIBIT 99.6

                                                                       EXHIBIT A

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

Warrant No. WB - ___                                  Number of Shares: ________
                                                         (subject to adjustment)

Date of Issuance: ___________, 2003

Original Issue Date (as defined in
 subsection 2(a)(i)(B)): __________, 2003

                             ASPEN TECHNOLOGY, INC.

                          COMMON STOCK PURCHASE WARRANT

                          (Void after _________, 2007(1))

     Aspen Technology, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that ___________________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Eastern time) on ___________, 2007, __________(1) shares of Common Stock, $0.10 par value per share, of the Company ("Common Stock"), at a purchase price of $12.24(2) per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant
Shares" and the "Purchase Price," respectively.

     1.   EXERCISE

          (a) EXERCISE FOR CASH. The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

----------

(1) Warrants will be issued for an aggregate of 263,681 shares. Warrants for 121,951 shares will expire on February 6, 2007, warrants for 94,487 shares will expire on February 28, 2007, and warrants for 47,243 shares will expire on March 19, 2007, assuming stockholder approval of the one-for-three reverse stock split approved by the Board of Directors on June 1, 2003.

(2) Assuming stockholder approval of the one-for-three reverse stock split approved by the Board of Directors on June 1, 2003.

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          (b)  CASHLESS EXERCISE

               (i) The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part from time to time, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise, PROVIDED that the Registered Holder may not elect to exercise this Warrant on a cashless basis to purchase shares of Common Stock that are the subject of (and may be freely resold under) a then-effective registration statement under the Securities Act of 1933, as amended (the "Act"). In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

          Where:      X  =  the number of Warrant Shares that shall be issued to the Registered Holder;

                      Y  =  the number of Warrant Shares for which this Warrant
                            is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

                      A  =  the Fair Market Value (as defined below) of one
                            share of Common Stock; and

                      B  =  the Purchase Price then in effect.

               (ii) The Fair Market Value per share of Common Stock shall be determined as follows:

                      (A) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date, PROVIDED that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (B) below.

                      (B) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company to represent the fair market value per share of the Common Stock (including a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, such Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 20 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of such Board's determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise

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               Date, then (a) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (b) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

          (c) EXERCISE DATE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) or 1(b) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. The Company shall use all commercially reasonable efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

          (d) ISSUANCE OF CERTIFICATES. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three Trading Days (as defined below) thereafter, the Company, at its expense, shall cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 below; and

               (ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised.

     For purposes of this Warrant, "Trading Day" shall mean (a) any day on which the Common Stock is listed on the Nasdaq National Market or another nationally recognized trading system on which the Common Stock is then listed or quoted or (b) if the Common Stock is not then listed or quoted on the Nasdaq National Market or another nationally recognized trading system, then a day on which trading occurs on the New York Stock Exchange (or any successor thereto).

     2.   ADJUSTMENTS

          (a)  ADJUSTMENTS TO PURCHASE PRICE FOR DILUTING ISSUES

               (i) SPECIAL DEFINITIONS. For purposes of this Section 2, the following definitions shall apply:

                      (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                      (B) "ORIGINAL ISSUE DATE" shall mean the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first

                                       -3-
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               issued).

                      (C) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

                      (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to subsection 2(a)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued, issuable or deemed issued:

                           (I) as a dividend or distribution on Series D-1 Convertible Preferred Stock or Series D-2 Convertible Preferred Stock of the Company;

                           (II) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by subsection 2(b) or 2(c) below;

                           (III) to employees or directors of, or consultants
                                 to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company and by a majority of the directors of the Company who are eligible to serve on the Audit Committee of such Board under the then-applicable rules of the Securities and Exchange Commission and the Nasdaq National Market (or such other trading or quotation facility on which the Common Stock is then listed);

                           (IV) to Accenture LLP pursuant to agreements in effect on June 1, 2003; or

                           (V) in connection with any transaction with any strategic investor, vendor or customer, lessor, customer, supplier, marketing partner, developer or integrator or any similar arrangement, in each case the primary purpose of which is not to raise equity capital, PROVIDED such issuance is approved by the Board of Directors of the Company and by a majority of the directors of the Company who are eligible to serve on the Audit Committee of such Board under the then-applicable rules of the Securities and Exchange Commission and the Nasdaq National Market (or such other trading or quotation facility on which the Common Stock is then listed).

               (ii) NO ADJUSTMENT OF PURCHASE PRICE. No adjustment of the Purchase Price shall be made as the result of the issuance of Additional Shares of Common Stock if the consideration per share (determined pursuant to subsection 2(a)(v)) for such Additional Share of Common Stock issued or deemed to be issued by the Company is equal to or greater than the Purchase Price in effect immediately prior to the issuance or deemed issuance of such Additional Shares of Common Stock.

               (iii) ISSUE OF SECURITIES TO BE A DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK

                      (A) If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive shares of Common Stock that are specifically excepted from the

                                       -4-
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               definition of Additional Shares of Common Stock by subsection
               2(a)(i)(D) above) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

                      (B) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Purchase Price pursuant to the terms of subsection 2(a)(iv) below, are revised (either automatically pursuant the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then, effective upon such increase or decrease becoming effective, the Purchase Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Purchase Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no adjustment pursuant to this clause (B) shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                      (C) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which, upon exercise, conversion or exchange thereof, would entitle the holder thereof to receive shares of Common Stock which are specifically excepted from the definition of Additional Shares of Common Stock by subsection 2(a)(i)(D) above), the issuance of which did not result in an adjustment to the Purchase Price pursuant to the terms of subsection 2(a)(iv) below (either because the consideration per share (determined pursuant to subsection 2(a)(v) hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Purchase Price then in effect, or because such Option or Convertible Security was issued before the Original Issue Date), are revised after the Original Issue Date (either automatically pursuant the provisions contained therein or as a result of an amendment to such terms) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in subsection 2(a)(iii)(A) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

                      (D) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged (as applicable) Convertible Security which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Purchase Price pursuant to the terms of subsection 2(a)(iv) below, the Purchase Price shall be readjusted

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               to such Purchase Price as would have obtained had such Option or
               Convertible Security never been issued.

                      (E) No adjustment in the Purchase Price shall be made upon the issue of shares of Common Stock or Convertible Securities upon the exercise of Options or the issue of shares of Common Stock upon the conversion or exchange of Convertible Securities.

               (iv) ADJUSTMENT OF PURCHASE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to subsection 2(a)(iii)), without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to such issue, then the Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED that (i) for the purpose of this subsection 2(a)(iv), all shares of Common Stock issuable upon conversion or exchange of shares of Series D Convertible Preferred Stock of the Company, Options or Convertible Securities outstanding immediately prior to such issue or upon exercise of such securities shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion or exchange of such outstanding shares of Series D Convertible Preferred Stock, Options or Convertible Securities and upon the exercise of such outstanding securities shall be determined without giving effect to any adjustments to the conversion or exchange price or conversion or exchange rate of such securities or the exercise price or number of shares issuable upon exercise of such outstanding securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

               (v) DETERMINATION OF CONSIDERATION. For purposes of this subsection 2(a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                      (A)  CASH AND PROPERTY. Such consideration shall:

                           (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest;

                           (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

                           (III) in the event Additional Shares of Common Stock
                                 are issued together with other shares or securities or other assets of the Company for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Company.

                      (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by

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               the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subsection 2(a)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                           (I)   the total amount, if any, received or
                                 receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

               (vi) MULTIPLE CLOSING DATES. In the event the Company shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 60 days, then, upon the final such issuance, the Purchase Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the final such issuance (and without giving effect to any adjustments as a result of such prior issuances within such period).

          (b) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (c) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

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     PROVIDED, HOWEVER, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (d) ADJUSTMENT IN NUMBER OF WARRANT SHARES. When any adjustment is required to be made in the Purchase Price pursuant to subsection 2(a), 2(b) or 2(c) above, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (e) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property, then in each such event the Purchase Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such dividend or distribution shall be reduced (effective on such record date) by the then fair market value of the distributed property distributed in respect of one outstanding share of Common Stock, as determined in good faith by the Company's Board of Directors. In such event, the Registered Holder, after receipt of the determination by the Company's Board of Directors, shall have the right to request that the Company select an appraiser (which shall be a nationally recognized investment banking firm or accounting firm), and the Registered Holder shall select an additional such appraiser and such fair market value shall be deemed to equal the average of the values determined by each of the of the appraisers. As an alternative to the foregoing adjustment to the Purchase Price, at the request of the Registered Holder delivered before the thirtieth day after such record date, provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property that the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

          (f) FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner

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     reflecting the relative value of any different components of the Alternate
     Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof and consistent with the foregoing provisions, PROVIDED that (i) the covenant set forth in Section 9 relating to the reservation of Common Stock shall be replaced with a covenant to the effect that sufficient Alternate Consideration shall be reserved for issuance upon exercise of the Warrants and (ii) the terms of subsection 2(a) shall be deleted. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f) and ensuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a "Rule 13e-3 transaction" within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any other transaction in which holders of Common Stock receive (or the Registered Holder would receive a warrant to acquire) consideration other than freely tradable securities of a public reporting company, then, at the request of the Holder delivered before the thirtieth day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase this Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the value of the remaining unexercised portion of this Warrant on the date of such request, which value shall be determined by use of the Black and Scholes Option Pricing Model reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to the lesser of 50% and the expected volatility then used by the Company in valuing options for purposes of preparing its consolidated financial statements.

          (g) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENTS. All calculations under this Section 2 shall be made to the nearest one tenth of a cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (h) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment pursuant to this Section 2, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Registered Holder and to the Company's Transfer Agent. The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 20 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property that then would be received upon the exercise of this Warrant.

     3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, determined as follows:

          (a) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date, PROVIDED that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (b) below.

          (b) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors of the Company to represent the fair market value per share of the Common Stock (including a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, such Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 20 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of such Board's determination of such Fair Market Value.

     4. INVESTMENT REPRESENTATIONS. At the time of exercise of this Warrant, the Registered Holder of this Warrant shall be required to represent and warrant that that: (a) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"); (b) it has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; (c) it has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company; and (d) if it is paying the Purchase Price in cash pursuant to subsection 9(a), it is acquiring the shares of Common Stock by exercise hereof for investment and not with a view to the resale or distribution of such shares or any interest therein other than in a transaction that is registered or exempt from registration under the Securities Act; provided that such representation is without prejudice to the Registered Holder's right to dispose of such shares of Common Stock in compliance with applicable securities laws.

     5.   TRANSFERS, ETC.

          (a) The Company shall maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of this Section 5 and the Investor Rights Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

     6. NO IMPAIRMENT. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment. The Company's obligations to issue and deliver Warrant Shares subject to and in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Registered Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Registered

Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Registered Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Registered Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Registered Holder's right to pursue any other remedies available to it hereunder, at law or in equity including a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     7.   NOTICES OF RECORD DATE, ETC.  In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

     8. CHARGES, TAXES AND EXPENSES. The Company shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon exercise of this Warrant. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of Warrant Shares or Warrants in a name other than that in which this Warrant is registered.

     9. RESERVATION OF STOCK. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant. If the number of shares of Common Stock so reserved is insufficient, in addition to any other remedy available to the Registered Holder, the Company shall take any corporate action that is necessary to make available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock within 60 days after the occurrence of such deficiency.

     10.  EXCHANGE OR REPLACEMENT OF WARRANTS

          (a) Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company shall, subject to the provisions of Section 5 above, issue and deliver to or upon the order of the Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

          (b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11. LIMITATION ON EXERCISE. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Registered Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Registered Holder and its affiliates and any other individuals or entities whose beneficial ownership of Common Stock would be aggregated with the Registered Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, does not exceed 4.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of such Securities Exchange Act and the rules and regulations promulgated thereunder. Each delivery of a notice of exercise of this Warrant pursuant to Section 1 above will constitute a representation by the Registered Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such notice of Exercise is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section 11 shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Registered Holder may waive the provisions of this Section 11 or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (a) any such waiver or increase will not be effective until the sixty-first day after such notice is delivered to the Company and (b) any such waiver or increase or decrease will apply only to the Registered Holder and not to any other holder of warrants issued by the Company.

     12. NOTICES. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered
(a) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

     13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (a) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend) and (b) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     14. AMENDMENT. This Warrant may be amended only by a writing signed by both the Company and the Registered Holder (or their respective successors or assigns).

     15. CONSTRUCTION. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     16. GOVERNING LAW; WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware. Each of the Company and the Registered Holder hereby irrevocable submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Company and the Registered Holder hereby waives all rights to a trial by jury.

     17. FACSIMILE SIGNATURE. This Warrant may be executed by facsimile signature.

     EXECUTED as of the Date of Issuance indicated above.

                                        ASPEN TECHNOLOGY, INC.


                                        By:
                                           -------------------------------------
                                           Title:
                                                 -------------------------------
     ATTEST:


     ------------------------------
     Secretary

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:  Aspen Technology, Inc.                                  Dated: ____________

     The undersigned is the Registered Holder of Warrant No. WB-____ (the "Warrant") issued by Aspen Technology, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

     a. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

     b. The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

     c. The Holder intends that payment of the Purchase Price shall be made as (check one):

          ____    "Cash Exercise" under subsection 9(a)

          ____    "Cashless Exercise" under subsection 9(b)

     d. If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

     e. Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

     Following this exercise, the Warrant shall be exercisable to purchase a total of ____________ The undersigned represents and warrants to the Company that: (a) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"); (b) it has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate; (c) it has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company; and (d) if it is paying the Purchase Price by "Cash Exercise" pursuant to subsection 9(a), it is acquiring the shares of Common Stock by exercise hereof for investment and not with a view to the resale or distribution of such shares or any interest therein other than in a transaction that is registered or exempt from registration under the Securities Act; provided that such representation is without prejudice to the undersigned's right to dispose of such shares of Common Stock in compliance with applicable securities laws.

Dated:                                  Name of Holder:
      -------------, ----
                                        (Print)
                                               ---------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        (SIGNATURE  MUST  CONFORM  IN ALL
                                        RESPECTS  TO NAME OF HOLDER AS SPECIFIED
                                        ON THE FACE OF THE WARRANT)

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of Aspen Technology, Inc. covered thereby set forth below, unto:

NAME OF ASSIGNEE              ADDRESS                      NO. OF SHARES


Dated:                                   Signature:
                                                   -----------------------------

                                      II-1